EXHIBIT 4.2

                                                                  EXECUTION COPY


                  AMENDMENT NO. 1 dated as of June 30, 1998 between Structured Asset Mortgage Investments Inc. (formerly Bear Stearns Mortgage Securities Inc.), as seller (the "Seller") and The Bank of New York, as trustee (the "Trustee") of the POOLING AGREEMENT (as amended the "Agreement") dated as of March 1, 1998 between the Seller and the Trustee.

                  WHEREAS, the Seller desires to amend certain provisions of the Agreement to provide for the exchange of the Class A Certificates for the New Certificates (as defined herein) and the election of REMIC status with respect to the Class A Certificates and certain other assets;

                  WHEREAS, the holder of all of the Class A Certificates has consented to the amendment provided for herein;

                  WHEREAS, an election has been made to treat the assets constituting REMIC II as a "real estate mortgage investment conduit" ("REMIC") for federal income tax purposes and on March 30, 1998, each Class of REMIC II Regular Certificates was designated a "regular interest" in a REMIC and the Class R-2 Certificate represents the "residual interest" in REMIC II;

                  WHEREAS, an election has been made to treat the assets constituting REMIC I as a REMIC for federal income tax purposes and on March 30, 1998, each Class of REMIC Regular Certificates (other than the New Certificates) was designated a "regular interest" in REMIC I and the Class R-1 Certificate was designated the "residual interest" in REMIC I;

                  WHEREAS, an election will be made to treat the assets constituting REMIC III as a REMIC for federal income tax purposes and on the Exchange Effective Date, each Class of New Certificates (other than the Class R-3 Certificate) will be designated a "regular interest" in a REMIC and the Class R-3 Certificate will represent the "residual interest" in REMIC III; and

                  WHEREAS, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

                  NOW,  THEREFORE,   the  parties  hereto  agree  to  amend  the
Agreement as follows:

                  1. Delete the following terms in Section 1.01 and insert the following in their place:

                  "Book-Entry Certificate: Initially each Certificate other than a Class H, Class PO, Class R-1, Class R-2 or Class R-3 Certificate.

                  Certificate: Any certificate, evidencing a beneficial interest in the Trust as executed hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially, with respect to each Class, in the form of Exhibits A through L hereto and from and after the Exchange Effective Date, Exhibits P through U hereto, respectively, with all blanks therein appropriately completed.

                  Class Deferred Principal: For each Class of Certificates (other than the Class X and Class PO Certificates and from and after the Exchange Effective Date, the New Certificates) immediately following any Distribution Date or Supplemental Distribution Date, as applicable, an amount equal to the excess of (i) the applicable Class Optimal Principal for such Distribution Date or Supplemental Distribution Date for such Class of Certificates over (ii) the principal paid to such Class of Certificates on such Distribution Date or Supplemental Distribution Date.

                  Class Optimal Principal: With respect to each Class of Certificates (other than the Class X and Class PO Certificates and from and after the Exchange Effective Date, the New Certificates) and a Distribution Date or Supplemental Distribution Date, an amount equal to the sum of (i) the applicable Class Percentage Principal, (ii) Additional Principal, if any, to be paid to such Class and (iii) the applicable Class Deferred Principal immediately following the prior Distribution Date (or in the case of the first Distribution Date, the Closing Date) or Supplemental Distribution Date, if any, as applicable.

                  Class Percentage Principal: With respect to each Class of Certificates (other than the Class X and Class PO Certificates and from and after the Exchange Effective Date, the New Certificates) and each Distribution Date or Supplemental Distribution Date, as applicable, such Class' pro rata share based upon its respective Certificate Principal Balance immediately prior to the applicable Distribution Date, of the lesser of (i) principal collections on the Pooled Securities for which both the Pooled Security distribution (including for this purpose for the April 1, 1998 and May 4, 1998 Distribution Dates and related Supplemental Distribution Dates, if any, any Payment Transfer Amounts) and the related Pooled Security Distribution Date Information have been received by the Trustee by the applicable Determination Time and (ii) the excess of (x) the aggregate Pooled Security Principal Balance of such Pooled Securities immediately following the second preceding Pooled Security Distribution Dates over (y) the aggregate Pooled Security Principal Balance of such Pooled Securities immediately following the immediately preceding Pooled Security Distribution Dates exclusive in the case of clause (ii) and a Supplemental Distribution Date of any Pooled Securities, the distributions on which were included in the distribution made on the immediately preceding related Distribution Date; provided that if either the Pooled Security distribution or the related Pooled Security Distribution Date Information have not been received by the immediately following Supplemental Distribution Date, the amount in clause (x) will be as of immediately following the third preceding Pooled Security Distribution Date for such Pooled Security.

                  Majority Certificateholders: The Holders of Certificates evidencing in the aggregate greater than 50% of the aggregate Percentage Interests of all the Certificates other than, from and after the Exchange Effective Date, the Class A Certificates.

                  Original Certificate Principal Balance: The aggregate principal balance of any Class of Certificates (other than the New Certificates) as of the Closing Date as set forth in Section 4.01(d) and from and after the Exchange Effective Date, the aggregate principal balance of any

Class of New  Certificates  as of the  Exchange  Effective  Date as set forth in
Section 4.01A.(d) as such balance may be reduced following the July 2, 1998 Distribution Date and the related Supplemental Distribution Date, if any, as provided in Section 4.01A(d).

                  Percentage Interest: With respect to each Class of Certificates and any Certificate in such Class, the portion of such Class represented by such Certificate, expressed as a percentage, the numerator of which is the initial outstanding principal amount of such Certificate (other than the New Certificates) as of the Closing Date or with respect to a New Certificate, as of the Exchange Effective Date, as specified on the face thereof and as such amount may be reduced pursuant to Section 4.01A(d), and the denominator of which is the Original Certificate Principal Balance for such Class and with respect to all Classes of Certificates and any Certificate of any Class, the portion of all Certificates represented by such Certificate expressed as a percentage, (i) with respect to each Class of Certificates other than a New Certificate, the numerator of which is the initial principal amount of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the sum of the Original Certificate Principal Balances of all Classes of Certificates (other than the New Certificates) and (ii) with respect to each Class of New Certificates the product of (x) the Percentage Interest of all of the Class A Certificates pursuant to clause (i) above and (y) the fraction, the numerator of which is the initial principal amount of such New Certificate as of the Exchange Effective Date, as specified on the face thereof and as such amount may be reduced pursuant to Section 4.01A(d), and the denominator of which is the sum of the Original Certificate Principal Balances of all Classes of New Certificates, as specified on the face thereof and as such amounts may be reduced pursuant to Section 4.01A(d).

                  Physical Certificates: The Class H, Class PO, Class R-1, Class R-2 and Class R-3 Certificates and following the Exchange Effective Date, the Class A Certificates in accordance with Section 4.01(a); provided that as set forth in Section 4.01(a), if either Class H or Class PO Certificates have become Global Certificates, then with respect to such Class or Classes, only to the extent provided in Section 4.02.

                  Principal Distribution Amount: With respect to a Distribution Date or Supplemental Distribution Date, the sum of the Class Percentage Principal for all Classes of Certificates (other than the Class X and the Class PO Certificates and from and after the Exchange Effective Date, the New Certificates).

                  Residual Certificates: The Class R-1, Class R-2 and Class R-3 Certificates.

                  Trust:   The  segregated   pool  of  assets  subject   hereto,
constituting the corpus of the trust created hereby and to be administered hereunder, consisting of:

                  (i) the Pooled Securities;

                  (ii) all amounts  payable on the Pooled  Securities  following
                  the  Pooled   Security   Information   Date  pursuant  to  the
                  Underlying Agreements;

                  (iii) the Accounts and such funds or assets as are from time to time deposited therein;

                  (iv) the Seller's rights under the Transfer Agreement;

                  (v) from and after the Exchange Effective Date and relating to the New Certificates, the Class A Certificates outstanding on the Exchange Effective Date; plus interest accrued on the Class A Certificates from June 1, 1998; and

                  (vi) the income, payments and proceeds of each of the foregoing."


                  2. Insert the following terms in Section 1.01:

                  "Class A Distribution Amount: The sum of the Class A Interest Distribution Amount and the Class A Principal Amount,

                  Class A Interest Distribution Amount: The amount distributed on each Distribution Date and related Supplemental Distribution Date with respect to interest on the Class A Certificates pursuant to Section 3.05(a)(i)(C) and 3.05(a)(ii)(B).

                  Class A Loss Amount: The Loss Amounts allocated to the Class A Certificates pursuant to Section 3.10.

                  Class A Principal Distribution Amount: The amount distributed on each Distribution Date and related Supplemental Distribution Date with respect to principal on the Class A Certificates pursuant to Section 3.05(a)(i)(E) and 3.05(a)(ii)(D).

                  Exchange Effective Date:  June 30, 1998.

                  New Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class R-3 Certificates.

                  REMIC III: That group of assets contained in the Trust designated as a REMIC consisting of (i) the Class A Certificates and (ii) any proceeds of the foregoing.

                  REMIC III Certificates: The REMIC III Regular Certificates and Class R-3 Certificates.

                  REMIC III Regular Certificates: Each Class of New Certificates other than the Class R-3 Certificate."

                  3. Insert the following immediately following Section 2.02:

                  "Section 2.02A. Exchange of New Certificates for Class A Certificates

                  "The Trustee acknowledges on the Exchange Effective Date the receipt by it of the Class A Certificates, in good faith and without actual notice of any adverse claim, and declares that it holds and will hold the Class A Certificates in trust for the exclusive use and benefit of all present and future holders of the New Certificates in accordance with the terms of the Agreement. Concurrently with such transfer, delivery and assignment and in exchange therefor, the Trustee has executed and caused to be countersigned and delivered to or upon the order of the Class A Certificateholder, the New Certificates in authorized denominations."

                  4. Insert the following in the second line of Section 3.05(a)(i) immediately following the words "Distribution Date":

                  "to  each   Class  of   Certificates   (other   than  the  New
Certificates), provided that the Class A Distribution Amount shall be paid to the New Certificates as described in Section 3.05A.,"

                  5. Insert the following immediately following Section 3.05:

                  "Section 3.05A.   Distributions on New Certificates

                  (a)   (i)  On  each   Distribution   Date   and   Supplemental
                  Distribution Date, on and after the Distribution Date following the July 1998 Pooled Security Distribution Dates, the Trustee shall apply the Class A Distribution Amount in the following manner and order of priority:

                           (A) from the Class A Interest Distribution Amount, to the Holders of each Class of New Certificates as distributions of interest, an amount equal to interest for the applicable Class accrued at the applicable per annum Certificate Rate during the Interest Accrual Period preceding such Distribution Date on its Certificate Principal Balance immediately prior to such Distribution Date;

                           (B) from the Class A Principal Distribution Amount, as distributions of principal, to the holders of the New Certificates as follows:

                                    (i)   first,     to    the     Class     R-3
                                          Certificateholder  until the Class R-3
                                          Certificate Principal Balance has been
                                          reduced to zero;

                                    (ii)  second,     to    the     Class    A-1
                                          Certificateholders until the Class A-1
                                          Certificate Principal Balance has been
                                          reduced to $45,750,000;

                                    (iii) third, until the Class A-1 Certificate
                                          Principal  Balance has been reduced to
                                          $40,750,000,   5.2631578947%   to  the
                                          Class   A-1   Certificateholders   and
                                          94.7368421053%    sequentially,     as
                                          follows;

                                          (a)    to      the      Class      A-2
                                                 Certificateholders   until  the
                                                 Class A-2 Certificate Principal
                                                 Balance  has  been  reduced  to
                                                 $25,000,000;

                                          (b)    21.875%   to  the   Class   A-2
                                                 Certificateholders  and 78.125%
                                                 to      the      Class      A-4
                                                 Certificateholders   until  the
                                                 Class A-4 Certificate Principal
                                                 Balance  has  been  reduced  to
                                                 zero; and

                                          (c)    to      the      Class      A-2
                                                 Certificateholders   until  the
                                                 Class A-2 Certificate Principal
                                                 Balance  has  been  reduced  to
                                                 zero;

                                    (iv)  fourth,     to    the     Class    A-1
                                          Certificateholders until the Class A-1
                                          Certificate Principal Balance has been
                                          reduced to zero;

                                    (v)   fifth,     to    the     Class     A-3
                                          Certificateholders until the Class A-3
                                          Certificate Principal Balance has been
                                          reduced to zero; and

                                    (vi)  sixth,     to    the     Class     A-5
                                          Certificateholders until the Class A-5
                                          Certificate Principal Balance has been
                                          reduced to zero; and

                           (C) after each Class of REMIC III Regular Certificates has been paid in full, any remaining Class A Distribution Amount to the Class R-3 Certificateholder.

                  6. Delete Section 3.10 and insert the following in its place:

                  "Section   3.10.   Allocation   of  Loss   Amounts.   On  each
Distribution Date and Supplemental Distribution Date, the Trustee shall determine the Loss Amounts and shall allocate it to the Certificates by reducing the Certificate Principal Balance of the Classes of Certificates other than the Class X, Class PO and New Certificates (in reverse alphabetical order commencing with the Class H Certificates) until the respective Certificate Principal Balances thereof are reduced to zero. On each Distribution Date and Supplemental Distribution Date, the Trustee shall allocate the Class A Loss Amounts to the Classes of New Certificates by reducing the Certificate Principal Balance of each Class of New Certificates, pro rata, based on Certificate Principal Balance of each such Class until the Certificate Principal Balance of each such Class is reduced to zero. Any Loss Amounts or Class A Loss Amounts allocated to a Class of Certificates shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests."

                  7. Insert the following in the second line of Section 4.01(a) immediately following March 27, 1998:

                  "and a Depository Agreement dated as of June 29, 1998."

                  8. Insert the following at the end of Section 4.01(a):

                  "On and after the Exchange Effective Date, the Trustee will take such action as may be reasonably required to cause the Depository to remove the Class A Certificates from the book-entry system and to cause the Class A Certificates to become Physical Certificates, registered in the name of the Trustee, on behalf of the holders of the New Certificates. The Trustee shall take such action as may be reasonably required to cause the Depository to accept the New Certificates (other than the Class R-3 Certificates) for trading."

                  9. Insert the following immediately following Section 4.01:

                  "Section 4.01A.   The New Certificates

                  (a) References to "REMIC I or REMIC II" shall all mean "REMIC I, REMIC II or REMIC III" and references to "REMIC I and REMIC II" shall all mean "REMIC I, REMIC II and REMIC III" except with respect to Section 4.01(h) and 7.01(b).

                  (b) The Holder of the Class R-3 Certificate is hereby designated as the Tax Matters Person for REMIC III. The Trustee is hereby designated and appointed as the agent of such Tax Matters Person. Any Holder of a Class R-3 Certificate with respect to REMIC III will by acceptance thereof appoint the Trustee as agent and attorney-in-fact for the purpose of acting as Tax Matters Person during such time as the Trustee does not own any such Residual Certificate.

                  (c) REMIC III will be evidenced by the New Certificates.

                  (d) The New Certificates shall have the designations, initial Original Certificate Principal Balances and Certificate Rates set forth below. Immediately following the July 2, 1998 Distribution Date and the related
Supplemental Distribution Date, if any, the Original Certificate Principal Balance of each Class of New Certificates shall be the initial Original Certificate Principal Balance set forth below reduced, by its approximate pro rata share, based on Certificate Principal Balances of the New Certificates, of an amount equal to the principal payments paid on the Class A Certificates on the July 2, 1998 Distribution Date and the related Supplemental Distribution Date, if any. Notwithstanding the foregoing, the Certificate Principal Balance of each Class of New Certificates (other than the Class R-3 Certificate) shall be rounded down to the nearest dollar and any excess shall be added to the Certificate Principal Balance of the Class R-3 Certificate.

                            Original Certificate   Certificate
             Designation      Principal Balance       Rate
             -----------      -----------------       ----
                 A-1             $59,750,000.00       (1)
                 A-2             $65,000,000.00       (1)
                 A-3             $45,622,942.00       (1)
                 A-4             $25,000,000.00       (1)
                 A-5              $9,999,900.00       (1)
                 R-3                    $100.76       (1)
--------------

(1) The lesser of (x) 6.75% and (y) the weighted average of the Pooled Security Interest Rates, but in no event greater than (z) a fraction, expressed as a percentage, the numerator of which is the interest distribution on the Pooled Securities for which both the Pooled Security distribution and the Pooled Security Distribution Date Information has been received by the Trustee by the Determination Time multiplied by twelve and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates (other than the Class A and Class PO Certificates). Interest shall start to accrue on the New Certificates on June 1, 1998.

                  (e) The New Certificates shall be substantially in the forms set forth in Exhibits P through Exhibit U hereto. On original issuance, the Trustee shall sign, countersign and deliver them at the direction of the Class A Certificateholder. The Class R-3 Certificates shall be issued in certificated fully-registered form in a denomination equal to its Original Certificate Balance.

                  (f) The Exchange Effective Date is hereby designated as the "startup" day of REMIC III within the meaning of Section 860G(a)(9) of the Code. The Trustee shall not accept any contribution to REMIC III after such startup day without receipt of a REMIC Opinion."

                  10.  Insert  the  following   immediately   following  Section
8.11(e):

                  (f) Any rights accruing to the Class A Certificateholders [other than as specifically otherwise provided herein] shall be allocated to the holders of the New Certificates, pro rata, based on outstanding Certificate Principal Balance.

                  11. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  12. THIS AMENDMENT AND THE NEW CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PROVISIONS OF SUCH STATE), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THE HOLDERS OF THE NEW CERTIFICATES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  13. This Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an
original,   and  such  counterparts  shall  constitute  but  one  and  the  same instrument.

                  IN WITNESS WHEREOF, the Seller and the Trustee have caused their names to be signed hereto by their respective duly authorized officers, all as of the day and year first above written.

                     STRUCTURED ASSET MORTGAGE INVESTMENTS INC., as Seller


                     By:
                          Name:
                          Title:



                     THE BANK OF NEW YORK, as Trustee


                     By:
                          Name:
                          Title:

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., FORMERLY KNOWN AS BEAR STEARNS MORTGAGE SECURITIES INC., OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, A TRANSFEREE UNLESS THE PROPOSED TRANSFEREE CERTIFIES TO THE TRUSTEE THAT IT IS NOT ACQUIRING SUCH CERTIFICATES DIRECTLY OR INDIRECTLY FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR IS AN INSURANCE COMPANY AND THE SOURCE OF FUNDS TO BE USED BY IT TO PAY THE PURCHASE PRICE OF THE CERTIFICATES IS FUNDS HELD BY IT IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AS PUBLISHED IN 60 FED. REG. 35925 (JULY 12,
1995)) AND IT REASONABLY BELIEVES, AS OF ACQUISITION, THE AMOUNT OF RESERVES AND LIABILITIES FOR THE GENERAL ACCOUNT CONTRACTS HELD BY OR ON BEHALF OF ANY PLAN (AND ANY OTHER PLAN OF THE SAME EMPLOYER OR ITS AFFILIATES (AS DEFINED IN
SECTION V(A)(1) OF PTCE 95-60)) OR BY THE SAME EMPLOYEE ORGANIZATION) DOES NOT EXCEED 10% OF THE TOTAL RESERVE AND LIABILITIES OF SUCH GENERAL ACCOUNT PLUS SURPLUS (SUCH DETERMINATION TO BE MADE IN ACCORDANCE WITH SECTION I(A) OF PTCE 95-60), WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A CERTIFICATE IN PHYSICAL FORM.


                            PASS-THROUGH CERTIFICATE,
                                  SERIES 1998-2
No. A-1-__
evidencing a beneficial interest in a Trust consisting primarily of the Pooled
Securities (as defined below) sold by

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                (formerly Bear Stearns Mortgage Securities Inc.)

                                                                                                 CUSIP No. 073914 F24
First Distribution Date          :    August 3, 1998        Class                            :           A-1
Assumed Final Distribution Date  :    May 2, 2030           Original Certificate Principal
                                                            Balance of this Certificate
                                                            ("Denomination")                 :     $ 59,750,000.00
Certificate Rate                 :    Variable              Approximate Class Original
                                                            Certificate Principal Balance    :     $ 59,750,000.00

THIS CERTIFIES THAT                   Cede & Co.
is the  registered  owner of the  Percentage  Interest  evidenced  hereby in the beneficial  ownership  interest  of  Certificates  of the  same  Class  as  this
Certificate in a trust (the  "Trust"),  the assets of which consist of a pool of
96 classes of mortgage backed securities (the "Pooled  Securities"),  the assets of which consist primarily of (i) conventional,  fixed rate, first lien mortgage loans secured by one- to four-family  residences or cooperative loans secured by
shares  in  cooperative   corporations   ("Mortgage  Loans")  or  (ii)  mortgage
certificates representing interests in 48 trusts or trust estates, the assets of which  consist  primarily of Mortgage  Loans sold by Structured  Asset  Mortgage
Investments Inc.,  formerly known as Bear Stearns Mortgage  Securities Inc. (the
"Seller")  to the  Trust.  The  Pooled  Securities  were  sold to the  Seller by
SunAmerica  Inc.,  a  Maryland  corporation,   its  subsidiary  SunAmerica  Life
Insurance  Company,  an  Arizona  corporation,   and  certain  of  the  latter's
subsidiaries.  The Trust was created pursuant to the Pooling  Agreement dated as of March 1, 1998 (the "Agreement"), by and between the Seller, as seller and The
Bank of New York,  as  trustee  (the  "Trustee")  a summary  of  certain  of the pertinent  provisions  of which is set  forth  hereinafter.  To the  extent  not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the  Agreement.  This  Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such
Holder is bound.
         The Holder of this  Certificate will be entitled to receive interest on its  Certificate  Principal  Balance  on  each  monthly  Distribution  Date at a variable  per annum  interest  rate equal to the lesser of (x) 6.75% and (y) the weighted average of the Pooled Security  Interest Rates, but in no event greater than (z) a fraction,  expressed as a  percentage,  the numerator of which is the interest  distribution  on the  Pooled  Securities  for  which  both the  Pooled
Security   distribution  and  the  related  Pooled  Security  Distribution  Date
Information  have been  received  by the Trustee by the times  described  in the
Agreement,  multiplied by twelve,  and the denominator of which is the aggregate
Certificate  Principal  Balance of the Certificates  (other than the Class A and
Class PO Certificates). The Assumed Final Distribution Date is approximately one month after the Pooled Security  Distribution  Date on which the final scheduled distribution on the last to mature of the related Pooled Securities is scheduled to be made.  Since the rate of payment of principal on the  Underlying  Mortgage
Loans can be expected to exceed the rate of payments  used in  calculating  each such final scheduled  distribution,  the date of the final  distribution on each class of  Certificates  is expected to be  earlier,  and could be  substantially earlier, than the Assumed Final Distribution Date.
        Distributions  on this  Certificate will be made by the Trustee by check mailed to the  address of the Person  entitled  thereto as such name and address shall  appear on the  Certificate  Register  or, if such  Person so  requests by notifying  the  Trustee in writing as  specified  in the  Agreement  and if such
Person  holds  Certificates  with an  initial  aggregate  Certificate  Principal
Balance of not less than  $1,000,000,  in immediately  available  funds (by wire transfer or otherwise) to the account specified in writing by such Person to the
Trustee.  Notwithstanding  the above, the final distribution on this Certificate will  be  made  after  due  notice  by the  Trustee  of  the  pendency  of  such distribution and only upon presentation and surrender of this Certificate at the office or agency  appointed  by the Trustee for that purpose and  designated  in such notice.
       Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual  signature,  this Certificate  shall not be entitled to any benefit under the Agreement, or be valid for any purpose.
      *To be reduced  generally by the pro rata share of this Class based on the
Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class R-3  Certificate
Principal   Balances  of   distributions  of  principal  made  on  the  Class  A
Certificates  on the  Distribution  Date and related  Supplemental  Distribution
Date, if any, deemed to be in June 1998.
      IN WITNESS  WHEREOF,  the Trustee has caused this  Certificate  to be duly executed.
Dated:  ______________

                                                       THE BANK OF NEW YORK,
Countersigned:                                         Not in its individual capacity but solely as Trustee


By: _____________________________________________
Authorized signatory of The Bank of New York           By: _____________________________
not in its individual capacity but solely as Trustee   AUTHORIZED OFFICER

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2



     This Certificate is one of a duly authorized                     The Certificates are issuable only as
issue of Certificates designated as set forth on                 registered Certificates without coupons in the
the face hereof (the "Certificates"), issued in                  Classes and denominations specified in the
multiple Classes. The Certificates, in the                       Agreement. As provided in the Agreement and
aggregate, evidence the entire beneficial                        subject to certain limitations thereinset forth,
ownership interest in the Trust formed pursuant to               this Certificate is exchangeable for one or more
the Agreement.                                                   new Certificates evidencing the same Class and in
                                                                 the same aggregate Percentage Interest, as
     The Certificateholder, by its acceptance of                 requested by the Holder surrendering the same.
this Certificate, agrees that it will look solely
to the Trust for payment hereunder and that the                       No service charge will be made to the
Trustee is not liable to the Certificateholders                  Certificateholders for any such registration of
for any amount payable under this Certificate or the             transfer, but the Trustee may require payment of a
Agreement or, except as expressly provided in the                sum sufficient to cover any tax or other
Agreement, subject to any liability under the Agreement.         governmental charge payable in connection
                                                                 therewith. The Seller, the Trustee and any agent
     This Certificate does not purport to                        of them may treat the Person in whosename the
summarize the Agreement and reference is made to                 Certificate is registered as the owner hereof for
the Agreement for the interests,  right and                      all purposes, and neither the Tristee nor any such
limitationa of rights,  benefits,  obligations and               agent shall be affected by notice to the contrary.
duties evidenced hereby,  and the rights,  duties
and immunities of the trustee.                                        The obligations created by the Agreement and
                                                                 the Trust created thereby (other than the
     The Agreement permits, with certain                         obligations to make payments and to send certain
exceptions therein provided, the amendment thereof               notices to Certificateholders as set forth in the
and the modification of the rights of the                        Agreement) shall terminate upon (i) the optional
Certificateholders under the Agreement from time                 repurchase by the party named in the Agreement of
to time by the Seller and the Trustee with the                   all the Pooled Securities in accordance with the
consent of the Majority Certificateholders. Any                  terms of the Agreement, or (ii) the payment (or
such consent by the Holder of this Certificate                   provision for payment) to the Certificateholders
shall be conclusive and binding on such Holder and               of all amounts held by or on behalf of the Trustee
upon all future Holders of this Certificate and of               and required to be paid to them under the
any Certificate issued upon the transfer hereof or               Agreement on the Final Distribution Date following
in lieu hereof whether or not notation of such                   the final distribution to be made on the Pooled
consent is made upon this Certificate. The                       Securities. Such optional repurchase may be made
Agreement also permits the amendment thereof, in                 only on any Distribution Date upon the
certain limited circumstances, without the consent               determination, based upon an opinion of counsel,
of the Holders of any of the Certificates.                       that the REMIC status of any of REMIC I, REMIC II
                                                                 or REMIC III has been lost or that a substantial
     As provided in the Agreement and subject to                 risk exists that such status will be lost for the
certain limitations therein set forth, the                       then current year. In no event, however, will the
transfer of this Certificate is registrable with                 Trust created by the Agreement continue beyond the
the Trustee upon surrender of this Certificate for               expiration of 21 years after the death of certain
registration of transfer at the offices or                       persons identified in the Agreement.
agencies maintained by the Trustee for such
purpose duly endorsed by, or accompanied by a
written instrument of transfer in form
satisfactory to the Trustee duly executed by the
Holder hereof or such Holder's attorney duly
authorized in writing, and thereupon one or more
new Certificates in authorized denominations
representing a like Class and aggregate Percentage
Interest will be issued to the designated
transferee.



                                   ASSIGNMENT

      FOR  VALUE  RECEIVED,  the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
                ---------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                         ---------------------------------------
                                         Signature by or on behalf of assignor


                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to______________________________________________________________
________________________________________________________________________________

for  the account of ____________________________________________________________

account number _____________, or, if mailed by check to_________________________

Applicable statements should be mailed to_______________________________________
This information is provided by_________________________________________________
the assignee named above, or____________________________________________________
as its agent.

692291v2

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., FORMERLY KNOWN AS BEAR STEARNS MORTGAGE SECURITIES INC., OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, A TRANSFEREE UNLESS THE PROPOSED TRANSFEREE CERTIFIES TO THE TRUSTEE THAT IT IS NOT ACQUIRING SUCH CERTIFICATES DIRECTLY OR INDIRECTLY FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR IS AN INSURANCE COMPANY AND THE SOURCE OF FUNDS TO BE USED BY IT TO PAY THE PURCHASE PRICE OF THE CERTIFICATES IS FUNDS HELD BY IT IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AS PUBLISHED IN 60 FED. REG. 35925 (JULY 12,
1995)) AND IT REASONABLY BELIEVES, AS OF ACQUISITION, THE AMOUNT OF RESERVES AND LIABILITIES FOR THE GENERAL ACCOUNT CONTRACTS HELD BY OR ON BEHALF OF ANY PLAN (AND ANY OTHER PLAN OF THE SAME EMPLOYER OR ITS AFFILIATES (AS DEFINED IN
SECTION V(A)(1) OF PTCE 95-60)) OR BY THE SAME EMPLOYEE ORGANIZATION) DOES NOT EXCEED 10% OF THE TOTAL RESERVE AND LIABILITIES OF SUCH GENERAL ACCOUNT PLUS SURPLUS (SUCH DETERMINATION TO BE MADE IN ACCORDANCE WITH SECTION I(A) OF PTCE 95-60), WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A CERTIFICATE IN PHYSICAL FORM.

                            PASS-THROUGH CERTIFICATE,
                                  SERIES 1998-2
No. A-2-__
 evidencing a beneficial interest in a Trust consisting primarily of the Pooled Securities (as defined below) sold by

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                (formerly Bear Stearns Mortgage Securities Inc.)
                                                                                          CUSIP No. 073914 F32
First Distribution Date          :  August 3, 1998    Class                            :        A-2
Assumed Final Distribution Date  :  May 2, 2030       Original Certificate Principal
                                                      Balance of this Certificate
                                                      ("Denomination")                 :  $ 65,000,000.00
Certificate Rate                 :  Variable          Approximate Class Original
                                                      Certificate Principal Balance    :  $ 65,000,000.00

THIS CERTIFIES THAT                   Cede & Co.
is the  registered  owner of the  Percentage  Interest  evidenced  hereby in the beneficial  ownership  interest  of  Certificates  of the  same  Class  as  this
Certificate in a trust (the  "Trust"),  the assets of which consist of a pool of
96 classes of mortgage backed securities (the "Pooled  Securities"),  the assets of which consist primarily of (i) conventional,  fixed rate, first lien mortgage loans secured by one- to four-family  residences or cooperative loans secured by
shares  in  cooperative   corporations   ("Mortgage  Loans")  or  (ii)  mortgage
certificates representing interests in 48 trusts or trust estates, the assets of which  consist  primarily of Mortgage  Loans sold by Structured  Asset  Mortgage
Investments Inc.,  formerly known as Bear Stearns Mortgage  Securities Inc. (the
"Seller")  to the  Trust.  The  Pooled  Securities  were  sold to the  Seller by
SunAmerica  Inc.,  a  Maryland  corporation,   its  subsidiary  SunAmerica  Life
Insurance  Company,  an  Arizona  corporation,   and  certain  of  the  latter's
subsidiaries.  The Trust was created pursuant to the Pooling  Agreement dated as of March 1, 1998 (the "Agreement"), by and between the Seller, as seller and The
Bank of New York,  as  trustee  (the  "Trustee")  a summary  of  certain  of the pertinent  provisions  of which is set  forth  hereinafter.  To the  extent  not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the  Agreement.  This  Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such
Holder is bound.

The Holder of this Certificate will be entitled to receive interest on its Certificate Principal Balance on each monthly Distribution Date at a variable per annum interest rate equal to the lesser of (x) 6.75% and (y) the weighted average of the Pooled Security Interest Rates, but in no event greater than (z) a fraction, expressed as a percentage, the numerator of which is the interest distribution on the Pooled Securities for which both the Pooled Security distribution and the related Pooled Security Distribution Date Information have been received by the Trustee by the times described in the Agreement, multiplied by twelve, and the denominator of which is the aggregate Certificate Principal
Balance of the Certificates  (other than the Class A and Class PO Certificates).
The Assumed Final  Distribution Date is approximately one month after the Pooled
Security Distribution Date on which the final scheduled distribution on the last to mature of the related Pooled Securities is scheduled to be made. Since the rate of payment of principal on the Underlying Mortgage Loans can be expected to exceed the rate of payments used in calculating each such final scheduled distribution, the date of the final distribution on each class of Certificates is expected to be earlier, and could be substantially earlier, than the Assumed
Final Distribution Date. Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Certificate
Principal  Balance of not less than $1,000,000,  in immediately  available funds
(by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose. *To be reduced generally by the pro rata share of this Class based on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class R-3 Certificate Principal
Balances of distributions of principal made on the Class A Certificates on the Distribution Date and related Supplemental Distribution Date, if any, deemed to be in June 1998. IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ______________

                                                             THE BANK OF NEW YORK,
Countersigned:                                               Not in its individual capacity but solely as Trustee


By: _____________________________________________
Authorized signatory of The Bank of New York                 By: _____________________________
not in its individual capacity but solely as Trustee         AUTHORIZED OFFICER

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2



     This Certificate is one of a duly authorized                     The Certificates are issuable only as
issue of Certificates designated as set forth on                 registered Certificates without coupons in the
the face hereof (the "Certificates"), issued in                  Classes and denominations specified in the
multiple Classes. The Certificates, in the                       Agreement. As provided in the Agreement and
aggregate, evidence the entire beneficial                        subject to certain limitations thereinset forth,
ownership interest in the Trust formed pursuant to               this Certificate is exchangeable for one or more
the Agreement.                                                   new Certificates evidencing the same Class and in
                                                                 the same aggregate Percentage Interest, as
     The Certificateholder, by its acceptance of                 requested by the Holder surrendering the same.
this Certificate, agrees that it will look solely
to the Trust for payment hereunder and that the                       No service charge will be made to the
Trustee is not liable to the Certificateholders                  Certificateholders for any such registration of
for any amount payable under this Certificate or the             transfer, but the Trustee may require payment of a
Agreement or, except as expressly provided in the                sum sufficient to cover any tax or other
Agreement, subject to any liability under the Agreement.         governmental charge payable in connection
                                                                 therewith. The Seller, the Trustee and any agent
     This Certificate does not purport to                        of them may treat the Person in whosename the
summarize the Agreement and reference is made to                 Certificate is registered as the owner hereof for
the Agreement for the interests,  right and                      all purposes, and neither the Tristee nor any such
limitationa of rights,  benefits,  obligations and               agent shall be affected by notice to the contrary.
duties evidenced hereby,  and the rights,  duties
and immunities of the trustee.                                        The obligations created by the Agreement and
                                                                 the Trust created thereby (other than the
     The Agreement permits, with certain                         obligations to make payments and to send certain
exceptions therein provided, the amendment thereof               notices to Certificateholders as set forth in the
and the modification of the rights of the                        Agreement) shall terminate upon (i) the optional
Certificateholders under the Agreement from time                 repurchase by the party named in the Agreement of
to time by the Seller and the Trustee with the                   all the Pooled Securities in accordance with the
consent of the Majority Certificateholders. Any                  terms of the Agreement, or (ii) the payment (or
such consent by the Holder of this Certificate                   provision for payment) to the Certificateholders
shall be conclusive and binding on such Holder and               of all amounts held by or on behalf of the Trustee
upon all future Holders of this Certificate and of               and required to be paid to them under the
any Certificate issued upon the transfer hereof or               Agreement on the Final Distribution Date following
in lieu hereof whether or not notation of such                   the final distribution to be made on the Pooled
consent is made upon this Certificate. The                       Securities. Such optional repurchase may be made
Agreement also permits the amendment thereof, in                 only on any Distribution Date upon the
certain limited circumstances, without the consent               determination, based upon an opinion of counsel,
of the Holders of any of the Certificates.                       that the REMIC status of any of REMIC I, REMIC II
                                                                 or REMIC III has been lost or that a substantial
     As provided in the Agreement and subject to                 risk exists that such status will be lost for the
certain limitations therein set forth, the                       then current year. In no event, however, will the
transfer of this Certificate is registrable with                 Trust created by the Agreement continue beyond the
the Trustee upon surrender of this Certificate for               expiration of 21 years after the death of certain
registration of transfer at the offices or                       persons identified in the Agreement.
agencies maintained by the Trustee for such
purpose duly endorsed by, or accompanied by a
written instrument of transfer in form
satisfactory to the Trustee duly executed by the
Holder hereof or such Holder's attorney duly
authorized in writing, and thereupon one or more
new Certificates in authorized denominations
representing a like Class and aggregate Percentage
Interest will be issued to the designated
transferee.



                                   ASSIGNMENT

      FOR  VALUE  RECEIVED,  the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
                ---------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                         ---------------------------------------
                                         Signature by or on behalf of assignor


                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to______________________________________________________________
________________________________________________________________________________

for  the account of ____________________________________________________________

account number _____________, or, if mailed by check to_________________________

Applicable statements should be mailed to_______________________________________
This information is provided by_________________________________________________
the assignee named above, or____________________________________________________
as its agent.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., FORMERLY KNOWN AS BEAR STEARNS MORTGAGE SECURITIES INC., OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, A TRANSFEREE UNLESS THE PROPOSED TRANSFEREE CERTIFIES TO THE TRUSTEE THAT IT IS NOT ACQUIRING SUCH CERTIFICATES DIRECTLY OR INDIRECTLY FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR IS AN INSURANCE COMPANY AND THE SOURCE OF FUNDS TO BE USED BY IT TO PAY THE PURCHASE PRICE OF THE CERTIFICATES IS FUNDS HELD BY IT IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AS PUBLISHED IN 60 FED. REG. 35925 (JULY 12,
1995)) AND IT REASONABLY BELIEVES, AS OF ACQUISITION, THE AMOUNT OF RESERVES AND LIABILITIES FOR THE GENERAL ACCOUNT CONTRACTS HELD BY OR ON BEHALF OF ANY PLAN (AND ANY OTHER PLAN OF THE SAME EMPLOYER OR ITS AFFILIATES (AS DEFINED IN
SECTION V(A)(1) OF PTCE 95-60)) OR BY THE SAME EMPLOYEE ORGANIZATION) DOES NOT EXCEED 10% OF THE TOTAL RESERVE AND LIABILITIES OF SUCH GENERAL ACCOUNT PLUS SURPLUS (SUCH DETERMINATION TO BE MADE IN ACCORDANCE WITH SECTION I(A) OF PTCE 95-60), WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A CERTIFICATE IN PHYSICAL FORM.


                            PASS-THROUGH CERTIFICATE,
                                  SERIES 1998-2
No. A-3-__
evidencing a beneficial interest in a Trust consisting primarily of the Pooled
Securities (as defined below) sold by

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                (formerly Bear Stearns Mortgage Securities Inc.)
                                                                                            CUSIP No. 073914 F40
First Distribution Date           :  August 3, 1998  Class                             :          A-3
Assumed Final Distribution Date   :  May 2, 2030     Original Certificate Principal
                                                     Balance of this Certificate
                                                     ("Denomination")                  :    $ 45,622,942.00
Certificate Rate                  :  Variable        Approximate Class Original
                                                     Certificate Principal Balance     :    $ 45,622,942.00

THIS CERTIFIES THAT                   Cede & Co.
is the  registered  owner of the  Percentage  Interest  evidenced  hereby in the beneficial  ownership  interest  of  Certificates  of the  same  Class  as  this
Certificate in a trust (the  "Trust"),  the assets of which consist of a pool of
96 classes of mortgage backed securities (the "Pooled  Securities"),  the assets of which consist primarily of (i) conventional,  fixed rate, first lien mortgage loans secured by one- to four-family  residences or cooperative loans secured by
shares  in  cooperative   corporations   ("Mortgage  Loans")  or  (ii)  mortgage
certificates representing interests in 48 trusts or trust estates, the assets of which  consist  primarily of Mortgage  Loans sold by Structured  Asset  Mortgage
Investments Inc.,  formerly known as Bear Stearns Mortgage  Securities Inc. (the
"Seller")  to the  Trust.  The  Pooled  Securities  were  sold to the  Seller by
SunAmerica  Inc.,  a  Maryland  corporation,   its  subsidiary  SunAmerica  Life
Insurance  Company,  an  Arizona  corporation,   and  certain  of  the  latter's
subsidiaries.  The Trust was created pursuant to the Pooling  Agreement dated as of March 1, 1998 (the "Agreement"), by and between the Seller, as seller and The
Bank of New York,  as  trustee  (the  "Trustee")  a summary  of  certain  of the pertinent  provisions  of which is set  forth  hereinafter.  To the  extent  not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the  Agreement.  This  Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such
Holder is bound.

The Holder of this Certificate will be entitled to receive interest on its Certificate Principal Balance on each monthly Distribution Date at a variable per annum interest rate equal to the lesser of (x) 6.75% and (y) the weighted average of the Pooled Security Interest Rates, but in no event greater than (z) a fraction, expressed as a percentage, the numerator of which is the interest distribution on the Pooled Securities for which both the Pooled Security distribution and the related Pooled Security Distribution Date Information have been received by the Trustee by the times described in the Agreement, multiplied by twelve, and the denominator of which is the aggregate Certificate Principal
Balance of the Certificates  (other than the Class A and Class PO Certificates).
The Assumed Final  Distribution Date is approximately one month after the Pooled
Security Distribution Date on which the final scheduled distribution on the last to mature of the related Pooled Securities is scheduled to be made. Since the rate of payment of principal on the Underlying Mortgage Loans can be expected to exceed the rate of payments used in calculating each such final scheduled distribution, the date of the final distribution on each class of Certificates is expected to be earlier, and could be substantially earlier, than the Assumed
Final Distribution Date. Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Certificate
Principal  Balance of not less than $1,000,000,  in immediately  available funds
(by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose. *To be reduced generally by the pro rata share of this Class based on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class R-3 Certificates Principal
Balances of distributions of principal made on the Class A Certificates on the Distribution Date and related Supplemental Distribution Date, if any, deemed to be in June 1998. IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed. Dated: ______________

                                                                 THE BANK OF NEW YORK,
Countersigned:                                                   Not in its individual capacity but solely as Trustee

By: _____________________________________________
Authorized signatory of The Bank of New York                     By: _____________________________
not in its individual capacity but solely as Trustee             AUTHORIZED OFFICER

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2



     This Certificate is one of a duly authorized                     The Certificates are issuable only as
issue of Certificates designated as set forth on                 registered Certificates without coupons in the
the face hereof (the "Certificates"), issued in                  Classes and denominations specified in the
multiple Classes. The Certificates, in the                       Agreement. As provided in the Agreement and
aggregate, evidence the entire beneficial                        subject to certain limitations thereinset forth,
ownership interest in the Trust formed pursuant to               this Certificate is exchangeable for one or more
the Agreement.                                                   new Certificates evidencing the same Class and in
                                                                 the same aggregate Percentage Interest, as
     The Certificateholder, by its acceptance of                 requested by the Holder surrendering the same.
this Certificate, agrees that it will look solely
to the Trust for payment hereunder and that the                       No service charge will be made to the
Trustee is not liable to the Certificateholders                  Certificateholders for any such registration of
for any amount payable under this Certificate or the             transfer, but the Trustee may require payment of a
Agreement or, except as expressly provided in the                sum sufficient to cover any tax or other
Agreement, subject to any liability under the Agreement.         governmental charge payable in connection
                                                                 therewith. The Seller, the Trustee and any agent
     This Certificate does not purport to                        of them may treat the Person in whosename the
summarize the Agreement and reference is made to                 Certificate is registered as the owner hereof for
the Agreement for the interests,  right and                      all purposes, and neither the Tristee nor any such
limitationa of rights,  benefits,  obligations and               agent shall be affected by notice to the contrary.
duties evidenced hereby,  and the rights,  duties
and immunities of the trustee.                                        The obligations created by the Agreement and
                                                                 the Trust created thereby (other than the
     The Agreement permits, with certain                         obligations to make payments and to send certain
exceptions therein provided, the amendment thereof               notices to Certificateholders as set forth in the
and the modification of the rights of the                        Agreement) shall terminate upon (i) the optional
Certificateholders under the Agreement from time                 repurchase by the party named in the Agreement of
to time by the Seller and the Trustee with the                   all the Pooled Securities in accordance with the
consent of the Majority Certificateholders. Any                  terms of the Agreement, or (ii) the payment (or
such consent by the Holder of this Certificate                   provision for payment) to the Certificateholders
shall be conclusive and binding on such Holder and               of all amounts held by or on behalf of the Trustee
upon all future Holders of this Certificate and of               and required to be paid to them under the
any Certificate issued upon the transfer hereof or               Agreement on the Final Distribution Date following
in lieu hereof whether or not notation of such                   the final distribution to be made on the Pooled
consent is made upon this Certificate. The                       Securities. Such optional repurchase may be made
Agreement also permits the amendment thereof, in                 only on any Distribution Date upon the
certain limited circumstances, without the consent               determination, based upon an opinion of counsel,
of the Holders of any of the Certificates.                       that the REMIC status of any of REMIC I, REMIC II
                                                                 or REMIC III has been lost or that a substantial
     As provided in the Agreement and subject to                 risk exists that such status will be lost for the
certain limitations therein set forth, the                       then current year. In no event, however, will the
transfer of this Certificate is registrable with                 Trust created by the Agreement continue beyond the
the Trustee upon surrender of this Certificate for               expiration of 21 years after the death of certain
registration of transfer at the offices or                       persons identified in the Agreement.
agencies maintained by the Trustee for such
purpose duly endorsed by, or accompanied by a
written instrument of transfer in form
satisfactory to the Trustee duly executed by the
Holder hereof or such Holder's attorney duly
authorized in writing, and thereupon one or more
new Certificates in authorized denominations
representing a like Class and aggregate Percentage
Interest will be issued to the designated
transferee.



                                   ASSIGNMENT

      FOR  VALUE  RECEIVED,  the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
                ---------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                         ---------------------------------------
                                         Signature by or on behalf of assignor


                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to______________________________________________________________
________________________________________________________________________________

for  the account of ____________________________________________________________

account number _____________, or, if mailed by check to_________________________

Applicable statements should be mailed to_______________________________________
This information is provided by_________________________________________________
the assignee named above, or____________________________________________________
as its agent.

692291v2

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., FORMERLY KNOWN AS BEAR STEARNS MORTGAGE SECURITIES INC., OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, A TRANSFEREE UNLESS THE PROPOSED TRANSFEREE CERTIFIES TO THE TRUSTEE THAT IT IS NOT ACQUIRING SUCH CERTIFICATES DIRECTLY OR INDIRECTLY FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR IS AN INSURANCE COMPANY AND THE SOURCE OF FUNDS TO BE USED BY IT TO PAY THE PURCHASE PRICE OF THE CERTIFICATES IS FUNDS HELD BY IT IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AS PUBLISHED IN 60 FED. REG. 35925 (JULY 12,
1995)) AND IT REASONABLY BELIEVES, AS OF ACQUISITION, THE AMOUNT OF RESERVES AND LIABILITIES FOR THE GENERAL ACCOUNT CONTRACTS HELD BY OR ON BEHALF OF ANY PLAN (AND ANY OTHER PLAN OF THE SAME EMPLOYER OR ITS AFFILIATES (AS DEFINED IN
SECTION V(A)(1) OF PTCE 95-60)) OR BY THE SAME EMPLOYEE ORGANIZATION) DOES NOT EXCEED 10% OF THE TOTAL RESERVE AND LIABILITIES OF SUCH GENERAL ACCOUNT PLUS SURPLUS (SUCH DETERMINATION TO BE MADE IN ACCORDANCE WITH SECTION I(A) OF PTCE 95-60), WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A CERTIFICATE IN PHYSICAL FORM.

                            PASS-THROUGH CERTIFICATE,
                                  SERIES 1998-2
No. A-4-__
evidencing a beneficial interest in a Trust consisting primarily of the Pooled
Securities (as defined below) sold by

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                 (fomerly Bear Stearns Mortgage Securities Inc.)
                                                                                                          CUSIP No. 073914 F57
First Distribution Date         :    August 3, 1998    Class                                        :             A-4
Assumed Final Distribution Date :    May 2, 2030       Original Certificate Principal
                                                       Balance of this Certificate
                                                       ("Denomination")                             :     $ 25,000,000.00
Certificate Rate                :    Variable          Approximate Class Original
                                                       Certificate Principal Balance                :     $ 25,000,000.00

THIS CERTIFIES THAT                   Cede & Co.
is the  registered  owner of the  Percentage  Interest  evidenced  hereby in the beneficial  ownership  interest  of  Certificates  of the  same  Class  as  this
Certificate in a trust (the  "Trust"),  the assets of which consist of a pool of
96 classes of mortgage backed securities (the "Pooled  Securities"),  the assets of which consist primarily of (i) conventional,  fixed rate, first lien mortgage loans secured by one- to four-family  residences or cooperative loans secured by
shares  in  cooperative   corporations   ("Mortgage  Loans")  or  (ii)  mortgage
certificates representing interests in 48 trusts or trust estates, the assets of which  consist  primarily of Mortgage  Loans sold by Structured  Asset  Mortgage
Investments Inc.,  formerly known as Bear Stearns Mortgage  Securities Inc. (the
"Seller")  to the  Trust.  The  Pooled  Securities  were  sold to the  Seller by
SunAmerica  Inc.,  a  Maryland  corporation,   its  subsidiary  SunAmerica  Life
Insurance  Company,  an  Arizona  corporation,   and  certain  of  the  latter's
subsidiaries.  The Trust was created pursuant to the Pooling  Agreement dated as of March 1, 1998 (the "Agreement"), by and between the Seller, as seller and The
Bank of New York,  as  trustee  (the  "Trustee")  a summary  of  certain  of the pertinent  provisions  of which is set  forth  hereinafter.  To the  extent  not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the  Agreement.  This  Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such
Holder is bound.

The Holder of this Certificate will be entitled to receive interest on its Certificate Principal Balance on each monthly Distribution Date at a variable per annum interest rate equal to the lesser of (x) 6.75% and (y) the weighted average of the Pooled Security Interest Rates, but in no event greater than (z) a fraction, expressed as a percentage, the numerator of which is the interest distribution on the Pooled Securities for which both the Pooled Security distribution and the related Pooled Security Distribution Date Information have been received by the Trustee by the times described in the Agreement, multiplied by twelve, and the denominator of which is the aggregate Certificate Principal
Balance of the Certificates  (other than the Class A and Class PO Certificates).
The Assumed Final  Distribution Date is approximately one month after the Pooled
Security Distribution Date on which the final scheduled distribution on the last to mature of the related Pooled Securities is scheduled to be made. Since the rate of payment of principal on the Underlying Mortgage Loans can be expected to exceed the rate of payments used in calculating each such final scheduled distribution, the date of the final distribution on each class of Certificates is expected to be earlier, and could be substantially earlier, than the Assumed
Final Distribution Date. Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Certificate
Principal  Balance of not less than $1,000,000,  in immediately  available funds
(by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose. *To be reduced generally by the pro rata share of this Class based on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class R-3 Certificate Principal
Balances of distributions of principal made on the Class A Certificates on the Distribution Date and related Supplemental Distribution Date, if any, deemed to be in June 1998. IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ______________

                                                                      THE BANK OF NEW YORK,
Countersigned:                                                        Not in its individual capacity but solely as Trustee


By: _____________________________________________
Authorized signatory of The Bank of New York                          By: _____________________________
not in its individual capacity but solely as Trustee                  AUTHORIZED OFFICER

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2



     This Certificate is one of a duly authorized                     The Certificates are issuable only as
issue of Certificates designated as set forth on                 registered Certificates without coupons in the
the face hereof (the "Certificates"), issued in                  Classes and denominations specified in the
multiple Classes. The Certificates, in the                       Agreement. As provided in the Agreement and
aggregate, evidence the entire beneficial                        subject to certain limitations thereinset forth,
ownership interest in the Trust formed pursuant to               this Certificate is exchangeable for one or more
the Agreement.                                                   new Certificates evidencing the same Class and in
                                                                 the same aggregate Percentage Interest, as
     The Certificateholder, by its acceptance of                 requested by the Holder surrendering the same.
this Certificate, agrees that it will look solely
to the Trust for payment hereunder and that the                       No service charge will be made to the
Trustee is not liable to the Certificateholders                  Certificateholders for any such registration of
for any amount payable under this Certificate or the             transfer, but the Trustee may require payment of a
Agreement or, except as expressly provided in the                sum sufficient to cover any tax or other
Agreement, subject to any liability under the Agreement.         governmental charge payable in connection
                                                                 therewith. The Seller, the Trustee and any agent
     This Certificate does not purport to                        of them may treat the Person in whosename the
summarize the Agreement and reference is made to                 Certificate is registered as the owner hereof for
the Agreement for the interests,  right and                      all purposes, and neither the Tristee nor any such
limitationa of rights,  benefits,  obligations and               agent shall be affected by notice to the contrary.
duties evidenced hereby,  and the rights,  duties
and immunities of the trustee.                                        The obligations created by the Agreement and
                                                                 the Trust created thereby (other than the
     The Agreement permits, with certain                         obligations to make payments and to send certain
exceptions therein provided, the amendment thereof               notices to Certificateholders as set forth in the
and the modification of the rights of the                        Agreement) shall terminate upon (i) the optional
Certificateholders under the Agreement from time                 repurchase by the party named in the Agreement of
to time by the Seller and the Trustee with the                   all the Pooled Securities in accordance with the
consent of the Majority Certificateholders. Any                  terms of the Agreement, or (ii) the payment (or
such consent by the Holder of this Certificate                   provision for payment) to the Certificateholders
shall be conclusive and binding on such Holder and               of all amounts held by or on behalf of the Trustee
upon all future Holders of this Certificate and of               and required to be paid to them under the
any Certificate issued upon the transfer hereof or               Agreement on the Final Distribution Date following
in lieu hereof whether or not notation of such                   the final distribution to be made on the Pooled
consent is made upon this Certificate. The                       Securities. Such optional repurchase may be made
Agreement also permits the amendment thereof, in                 only on any Distribution Date upon the
certain limited circumstances, without the consent               determination, based upon an opinion of counsel,
of the Holders of any of the Certificates.                       that the REMIC status of any of REMIC I, REMIC II
                                                                 or REMIC III has been lost or that a substantial
     As provided in the Agreement and subject to                 risk exists that such status will be lost for the
certain limitations therein set forth, the                       then current year. In no event, however, will the
transfer of this Certificate is registrable with                 Trust created by the Agreement continue beyond the
the Trustee upon surrender of this Certificate for               expiration of 21 years after the death of certain
registration of transfer at the offices or                       persons identified in the Agreement.
agencies maintained by the Trustee for such
purpose duly endorsed by, or accompanied by a
written instrument of transfer in form
satisfactory to the Trustee duly executed by the
Holder hereof or such Holder's attorney duly
authorized in writing, and thereupon one or more
new Certificates in authorized denominations
representing a like Class and aggregate Percentage
Interest will be issued to the designated
transferee.



                                   ASSIGNMENT

      FOR  VALUE  RECEIVED,  the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
                ---------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                         ---------------------------------------
                                         Signature by or on behalf of assignor


                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to______________________________________________________________
________________________________________________________________________________

for  the account of ____________________________________________________________

account number _____________, or, if mailed by check to_________________________

Applicable statements should be mailed to_______________________________________
This information is provided by_________________________________________________
the assignee named above, or____________________________________________________
as its agent.

692291v2

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, STRUCTURED ASSET MORTGAGE INVESTMENTS INC., FORMERLY KNOWN AS BEAR STEARNS MORTGAGE SECURITIES INC., OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, A TRANSFEREE UNLESS THE PROPOSED TRANSFEREE CERTIFIES TO THE TRUSTEE THAT IT IS NOT ACQUIRING SUCH CERTIFICATES DIRECTLY OR INDIRECTLY FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR IS AN INSURANCE COMPANY AND THE SOURCE OF FUNDS TO BE USED BY IT TO PAY THE PURCHASE PRICE OF THE CERTIFICATES IS FUNDS HELD BY IT IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AS PUBLISHED IN 60 FED. REG. 35925 (JULY 12,
1995)) AND IT REASONABLY BELIEVES, AS OF ACQUISITION, THE AMOUNT OF RESERVES AND LIABILITIES FOR THE GENERAL ACCOUNT CONTRACTS HELD BY OR ON BEHALF OF ANY PLAN (AND ANY OTHER PLAN OF THE SAME EMPLOYER OR ITS AFFILIATES (AS DEFINED IN
SECTION V(A)(1) OF PTCE 95-60)) OR BY THE SAME EMPLOYEE ORGANIZATION) DOES NOT EXCEED 10% OF THE TOTAL RESERVE AND LIABILITIES OF SUCH GENERAL ACCOUNT PLUS SURPLUS (SUCH DETERMINATION TO BE MADE IN ACCORDANCE WITH SECTION I(A) OF PTCE 95-60), WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A CERTIFICATE IN PHYSICAL FORM.

                            PASS-THROUGH CERTIFICATE,
                                  SERIES 1998-2
No. A-5-__
evidencing a beneficial interest in a Trust consisting primarily of the Pooled
Securities (as defined below) sold by

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                (formerly Bear Stearns Mortgage Securities Inc.)
                                                                                                      CUSIP No. 073914 F65
First Distribution Date            :    August 3, 1998         Class                              :        A-5
Assumed Final Distribution Date    :    May 2, 2030            Original Certificate Principal
                                                               Balance of this Certificate
                                                               ("Denomination")                   :   $ 9,999,900.00
Certificate Rate                   :    Variable               Approximate Class Original
                                                               Certificate Principal Balance      :   $ 9,999,900.00

THIS CERTIFIES THAT                   Cede & Co.
is the  registered  owner of the  Percentage  Interest  evidenced  hereby in the beneficial  ownership  interest  of  Certificates  of the  same  Class  as  this
Certificate in a trust (the  "Trust"),  the assets of which consist of a pool of
96 classes of mortgage backed securities (the "Pooled  Securities"),  the assets of which consist primarily of (i) conventional,  fixed rate, first lien mortgage loans secured by one- to four-family  residences or cooperative loans secured by
shares  in  cooperative   corporations   ("Mortgage  Loans")  or  (ii)  mortgage
certificates representing interests in 48 trusts or trust estates, the assets of which  consist  primarily of Mortgage  Loans sold by Structured  Asset  Mortgage
Investments Inc.,  formerly known as Bear Stearns Mortgage  Securities Inc. (the
"Seller")  to the  Trust.  The  Pooled  Securities  were  sold to the  Seller by
SunAmerica  Inc.,  a  Maryland  corporation,   its  subsidiary  SunAmerica  Life
Insurance  Company,  an  Arizona  corporation,   and  certain  of  the  latter's
subsidiaries.  The Trust was created pursuant to the Pooling  Agreement dated as of March 1, 1998 (the "Agreement"), by and between the Seller, as seller and The
Bank of New York,  as  trustee  (the  "Trustee")  a summary  of  certain  of the pertinent  provisions  of which is set  forth  hereinafter.  To the  extent  not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the  Agreement.  This  Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such
Holder is bound.

The Holder of this Certificate will be entitled to receive interest on its Certificate Principal Balance on each monthly Distribution Date at a variable per annum interest rate equal to the lesser of (x) 6.75% and (y) the weighted average of the Pooled Security Interest Rates, but in no event greater than (z) a fraction, expressed as a percentage, the numerator of which is the interest distribution on the Pooled Securities for which both the Pooled Security distribution and the related Pooled Security Distribution Date Information have been received by the Trustee by the times described in the Agreement, multiplied by twelve, and the denominator of which is the aggregate Certificate Principal
Balance of the Certificates  (other than the Class A and Class PO Certificates).
The Assumed Final  Distribution Date is approximately one month after the Pooled
Security Distribution Date on which the final scheduled distribution on the last to mature of the related Pooled Securities is scheduled to be made. Since the rate of payment of principal on the Underlying Mortgage Loans can be expected to exceed the rate of payments used in calculating each such final scheduled distribution, the date of the final distribution on each class of Certificates is expected to be earlier, and could be substantially earlier, than the Assumed
Final Distribution Date. Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate Certificate
Principal  Balance of not less than $1,000,000,  in immediately  available funds
(by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose. *To be reduced generally by the pro rata share of this Class based on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class R-3 Certificate Principal
Balances of distributions of principal made on the Class A Certificates on the Distribution Date and related Supplemental Distribution Date, if any, deemed to be in June 1998. IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ______________
                                                                           THE BANK OF NEW YORK,
Countersigned:                                                    Not in its individual capacity but solely as Trustee

By: _____________________________________________
Authorized signatory of The Bank of New York                      By: _____________________________
not in its individual capacity but solely as Trustee              AUTHORIZED OFFICER


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2



     This Certificate is one of a duly authorized                     The Certificates are issuable only as
issue of Certificates designated as set forth on                 registered Certificates without coupons in the
the face hereof (the "Certificates"), issued in                  Classes and denominations specified in the
multiple Classes. The Certificates, in the                       Agreement. As provided in the Agreement and
aggregate, evidence the entire beneficial                        subject to certain limitations thereinset forth,
ownership interest in the Trust formed pursuant to               this Certificate is exchangeable for one or more
the Agreement.                                                   new Certificates evidencing the same Class and in
                                                                 the same aggregate Percentage Interest, as
     The Certificateholder, by its acceptance of                 requested by the Holder surrendering the same.
this Certificate, agrees that it will look solely
to the Trust for payment hereunder and that the                       No service charge will be made to the
Trustee is not liable to the Certificateholders                  Certificateholders for any such registration of
for any amount payable under this Certificate or the             transfer, but the Trustee may require payment of a
Agreement or, except as expressly provided in the                sum sufficient to cover any tax or other
Agreement, subject to any liability under the Agreement.         governmental charge payable in connection
                                                                 therewith. The Seller, the Trustee and any agent
     This Certificate does not purport to                        of them may treat the Person in whosename the
summarize the Agreement and reference is made to                 Certificate is registered as the owner hereof for
the Agreement for the interests,  right and                      all purposes, and neither the Tristee nor any such
limitationa of rights,  benefits,  obligations and               agent shall be affected by notice to the contrary.
duties evidenced hereby,  and the rights,  duties
and immunities of the trustee.                                        The obligations created by the Agreement and
                                                                 the Trust created thereby (other than the
     The Agreement permits, with certain                         obligations to make payments and to send certain
exceptions therein provided, the amendment thereof               notices to Certificateholders as set forth in the
and the modification of the rights of the                        Agreement) shall terminate upon (i) the optional
Certificateholders under the Agreement from time                 repurchase by the party named in the Agreement of
to time by the Seller and the Trustee with the                   all the Pooled Securities in accordance with the
consent of the Majority Certificateholders. Any                  terms of the Agreement, or (ii) the payment (or
such consent by the Holder of this Certificate                   provision for payment) to the Certificateholders
shall be conclusive and binding on such Holder and               of all amounts held by or on behalf of the Trustee
upon all future Holders of this Certificate and of               and required to be paid to them under the
any Certificate issued upon the transfer hereof or               Agreement on the Final Distribution Date following
in lieu hereof whether or not notation of such                   the final distribution to be made on the Pooled
consent is made upon this Certificate. The                       Securities. Such optional repurchase may be made
Agreement also permits the amendment thereof, in                 only on any Distribution Date upon the
certain limited circumstances, without the consent               determination, based upon an opinion of counsel,
of the Holders of any of the Certificates.                       that the REMIC status of any of REMIC I, REMIC II
                                                                 or REMIC III has been lost or that a substantial
     As provided in the Agreement and subject to                 risk exists that such status will be lost for the
certain limitations therein set forth, the                       then current year. In no event, however, will the
transfer of this Certificate is registrable with                 Trust created by the Agreement continue beyond the
the Trustee upon surrender of this Certificate for               expiration of 21 years after the death of certain
registration of transfer at the offices or                       persons identified in the Agreement.
agencies maintained by the Trustee for such
purpose duly endorsed by, or accompanied by a
written instrument of transfer in form
satisfactory to the Trustee duly executed by the
Holder hereof or such Holder's attorney duly
authorized in writing, and thereupon one or more
new Certificates in authorized denominations
representing a like Class and aggregate Percentage
Interest will be issued to the designated
transferee.



                                   ASSIGNMENT

      FOR  VALUE  RECEIVED,  the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
                ---------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                         ---------------------------------------
                                         Signature by or on behalf of assignor


                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to______________________________________________________________
________________________________________________________________________________

for  the account of ____________________________________________________________

account number _____________, or, if mailed by check to_________________________

Applicable statements should be mailed to_______________________________________
This information is provided by_________________________________________________
the assignee named above, or____________________________________________________
as its agent.


692291v2
                                       T-2

                                                                      EXHIBIT L2
THIS  CERTIFICATE  DOES NOT  REPRESENT  AN  OBLIGATION  OF, OR AN  INTEREST  IN,
STRUCTURED ASSET MORTGAGE INVESTMENTS INC., FORMERLY KNOWN AS BEAR STEARNS MORTGAGE SECURITIES INC., OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
     FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT
THAT IT IS NOT A "DISQUALIFIED ORGANIZATION" AND WILL NOT TRANSFER THIS CERTIFICATE TO A "DISQUALIFIED ORGANIZATION." THE TERM "DISQUALIFIED ORGANIZATION" IS DEFINED IN SECTION 860E(e)(5) OF THE CODE AND IN THE AGREEMENT. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT (A) IT IS NOT ACQUIRING CERTIFICATES FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION AND
(B) IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS (1) IT HAS RECEIVED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND (2) AS OF THE TIME OF THE TRANSFER, IT DOES NOT HAVE ACTUAL KNOWLEDGE THAT THE AFFIDAVIT OF THE PROPOSED TRANSFEREE IS FALSE. IN THE EVENT THAT LEGISLATION IS ENACTED WHICH WOULD SUBJECT THE TRUST REFERRED TO BELOW TO TAX (OR DISQUALIFY THE TRUST REFERRED TO BELOW) ON THE TRANSFER OF AN INTEREST REPRESENTED BY THIS CERTIFICATE TO ANY OTHER PERSON OR PERSONS, STRUCTURED ASSET MORTGAGE INVESTMENTS INC. SHALL, WITHOUT FURTHER ACTION ON THE PART OF THE HOLDER OF THE RESIDUAL CERTIFICATE BE EMPOWERED, TO THE FULLEST EXTENT POSSIBLE AND AS IF IT HAD SO VOTED, TO AMEND THE AGREEMENT REFERRED TO BELOW TO RESTRICT OR PROHIBIT PROSPECTIVELY SUCH TRANSFER. THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-U.S. PERSON AS DESCRIBED IN SECTION 4.05(c) OF THE AGREEMENT REFERRED TO BELOW WITHOUT THE PRIOR WRITTEN CONSENT OF THE BANK OF NEW YORK, ACTING FOR THE TAX MATTERS PERSON.
     THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.
     THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, A TRANSFEREE UNLESS THE PROPOSED TRANSFEREE CERTIFIES TO THE TRUSTEE THAT IT IS NOT ACQUIRING SUCH CERTIFICATES DIRECTLY OR INDIRECTLY FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR IS AN INSURANCE COMPANY AND THE SOURCE OF FUNDS TO BE USED BY IT TO PAY THE PURCHASE PRICE OF THE CERTIFICATES IS FUNDS HELD BY IT IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60") AS PUBLISHED IN 60 FED. REG. 35925 (JULY 12,
1995)) AND IT REASONABLY BELIEVES, AS OF ACQUISITION, THE AMOUNT OF RESERVES AND LIABILITIES FOR THE GENERAL ACCOUNT CONTRACTS HELD BY OR ON BEHALF OF ANY PLAN (AND ANY OTHER PLAN OF THE SAME EMPLOYER OR ITS AFFILIATES (AS DEFINED IN
SECTION V(A)(1) OF PTCE 95-60)) OR BY THE SAME EMPLOYEE ORGANIZATION) DOES NOT EXCEED 10% OF THE TOTAL RESERVE AND LIABILITIES OF SUCH GENERAL ACCOUNT PLUS SURPLUS (SUCH DETERMINATION TO BE MADE IN ACCORDANCE WITH SECTION I(A) OF PTCE 95-60), WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE OR GLOBAL CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A CERTIFICATE IN PHYSICAL FORM.

                            PASS-THROUGH CERTIFICATE,
                                  SERIES 1998-2
No. R-3-
evidencing a beneficial interest in a Trust consisting primarily of the Pooled
Securities (as defined below) sold by

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                 (fomerly Bear Stearns Mortgage Securities Inc.)
                                                                                                           CUSIP No. 073914 F73
First Distribution Date            :    August 3, 1998        Class                                   :    R-3
Assumed Final Distribution Date    :    May 2, 2030           Original Certificate Principal Balance
                                                              of this Certificate
                                                              ("Denomination")                        :    $100.76*
Certificate Rate                   :    Variable              Approximate Original Class
                                                              Certificate Principal Balance           :    $100.76*

THIS CERTIFIES THAT
is the  registered  owner of the  Percentage  Interest  evidenced  hereby in the beneficial  ownership  interest  of  Certificates  of the  same  Class  as  this
Certificate in a trust (the  "Trust"),  the assets of which consist of a pool of
96 classes of mortgage backed securities (the "Pooled  Securities"),  the assets of which consist primarily of (i) conventional,  fixed rate, first lien mortgage loans secured by one- to four-family  residences or cooperative loans secured by
shares  in  cooperative   corporations   ("Mortgage  Loans")  or  (ii)  mortgage
certificates representing interests in 48 trusts or trust estates, the assets of which  consist  primarily of Mortgage  Loans sold by Structured  Asset  Mortgage
Investments Inc.,  formerly known as Bear Stearns Mortgage  Securities Inc. (the
"Seller")  to the  Trust.  The  Pooled  Securities  were  sold to the  Seller by
SunAmerica  Inc.,  a  Maryland  corporation,   its  subsidiary  SunAmerica  Life
Insurance  Company,  an  Arizona  corporation,   and  certain  of  the  latter's
subsidiaries.  The Trust was created pursuant to the Pooling  Agreement dated as of March 1, 1998 (the "Agreement"), by and between the Seller, as seller and The
Bank of New York,  as  trustee  (the  "Trustee")  a summary  of  certain  of the pertinent  provisions  of which is set  forth  hereinafter.  To the  extent  not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the  Agreement.  This  Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such
Holder is bound.

The Holder of this Certificate will be entitled to receive interest on its Certificate Principal Balance on each monthly Distribution Date at a variable per annum interest rate equal to the lesser of (x) 6.75% and (y) the weighted average of the Pooled Security Interest Rates, but in no event greater than (z) a fraction, expressed as a percentage, the numerator of which is the interest distribution on the Pooled Securities for which both the Pooled Security distribution and the related Pooled Security Distribution Date Information have been received by the Trustee by the times described in the Agreement, multiplied by twelve, and the denominator of which is the aggregate Certificate Principal
Balance of the Certificates  (other than the Class A and Class PO Certificates).
The Assumed Final  Distribution Date is approximately one month after the Pooled
Security Distribution Date on which the final scheduled distribution on the last to mature of the related Pooled Securities is scheduled to be made. Since the rate of payment of principal on the Underlying Mortgage Loans can be expected to exceed the rate of payments used in calculating each such final scheduled distribution, the date of the final distribution on each class of Certificates is expected to be earlier, and could be substantially earlier, than the Assumed
Final Distribution Date. The holder of this Certificate is also entitled to receive any remaining assets of REMIC III after all other Classes of New
Certificates have been paid in full. Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate
Certificate Principal Balance of not less than $1,000,000, in immediately available funds (by wire transfer or otherwise) to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose. *To be reduced generally by the pro rates share of this Class based on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and
Class R-3 Certificate Principal Balances of distributions of principal made on the Class A Certificates on the Distribution Date and related Supplemental
Distribution Date, if any, deemed to be in June 1998. IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _________________
                                                                      THE BANK OF NEW YORK,
Countersigned:                                                        Not in its individual capacity but solely as Trustee


By_____________________________________________
Authorized signatory of The Bank of New York                          By: _____________________________
not in its individual capacity but solely as Trustee                  AUTHORIZED OFFICER



                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                    PASS-THROUGH CERTIFICATES, SERIES 1998-2



     This Certificate is one of a duly authorized                     The Certificates are issuable only as
issue of Certificates designated as set forth on                 registered Certificates without coupons in the
the face hereof (the "Certificates"), issued in                  Classes and denominations specified in the
multiple Classes. The Certificates, in the                       Agreement. As provided in the Agreement and
aggregate, evidence the entire beneficial                        subject to certain limitations thereinset forth,
ownership interest in the Trust formed pursuant to               this Certificate is exchangeable for one or more
the Agreement.                                                   new Certificates evidencing the same Class and in
                                                                 the same aggregate Percentage Interest, as
     The Certificateholder, by its acceptance of                 requested by the Holder surrendering the same.
this Certificate, agrees that it will look solely
to the Trust for payment hereunder and that the                       No service charge will be made to the
Trustee is not liable to the Certificateholders                  Certificateholders for any such registration of
for any amount payable under this Certificate or the             transfer, but the Trustee may require payment of a
Agreement or, except as expressly provided in the                sum sufficient to cover any tax or other
Agreement, subject to any liability under the Agreement.         governmental charge payable in connection
                                                                 therewith. The Seller, the Trustee and any agent
     This Certificate does not purport to                        of them may treat the Person in whosename the
summarize the Agreement and reference is made to                 Certificate is registered as the owner hereof for
the Agreement for the interests,  right and                      all purposes, and neither the Tristee nor any such
limitationa of rights,  benefits,  obligations and               agent shall be affected by notice to the contrary.
duties evidenced hereby,  and the rights,  duties
and immunities of the trustee.                                        The obligations created by the Agreement and
                                                                 the Trust created thereby (other than the
     The Agreement permits, with certain                         obligations to make payments and to send certain
exceptions therein provided, the amendment thereof               notices to Certificateholders as set forth in the
and the modification of the rights of the                        Agreement) shall terminate upon (i) the optional
Certificateholders under the Agreement from time                 repurchase by the party named in the Agreement of
to time by the Seller and the Trustee with the                   all the Pooled Securities in accordance with the
consent of the Majority Certificateholders. Any                  terms of the Agreement, or (ii) the payment (or
such consent by the Holder of this Certificate                   provision for payment) to the Certificateholders
shall be conclusive and binding on such Holder and               of all amounts held by or on behalf of the Trustee
upon all future Holders of this Certificate and of               and required to be paid to them under the
any Certificate issued upon the transfer hereof or               Agreement on the Final Distribution Date following
in lieu hereof whether or not notation of such                   the final distribution to be made on the Pooled
consent is made upon this Certificate. The                       Securities. Such optional repurchase may be made
Agreement also permits the amendment thereof, in                 only on any Distribution Date upon the
certain limited circumstances, without the consent               determination, based upon an opinion of counsel,
of the Holders of any of the Certificates.                       that the REMIC status of any of REMIC I, REMIC II
                                                                 or REMIC III has been lost or that a substantial
     As provided in the Agreement and subject to                 risk exists that such status will be lost for the
certain limitations therein set forth, the                       then current year. In no event, however, will the
transfer of this Certificate is registrable with                 Trust created by the Agreement continue beyond the
the Trustee upon surrender of this Certificate for               expiration of 21 years after the death of certain
registration of transfer at the offices or                       persons identified in the Agreement.
agencies maintained by the Trustee for such
purpose duly endorsed by, or accompanied by a
written instrument of transfer in form
satisfactory to the Trustee duly executed by the
Holder hereof or such Holder's attorney duly
authorized in writing, and thereupon one or more
new Certificates in authorized denominations
representing a like Class and aggregate Percentage
Interest will be issued to the designated
transferee.

                                   ASSIGNMENT

      FOR  VALUE  RECEIVED,  the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto
                ---------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 (Please print or typewrite name and address including postal zip code assignee)

the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                         ---------------------------------------
                                         Signature by or on behalf of assignor


                                         ---------------------------------------
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to______________________________________________________________
________________________________________________________________________________

for  the account of ____________________________________________________________

account number _____________, or, if mailed by check to_________________________





Applicable statements should be mailed to_______________________________________
This information is provided by_________________________________________________
the assignee named above, or____________________________________________________
as its agent.



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